UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2018

Vet Online Supply, Inc.
(Exact name of Company as specified in its charter)

Florida	000-55787	47-099750
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
6500 Live Oak Drive Kelseyville, CA 95451
(Address of principal executive offices)
Phone: 503-308-9173
(Company's Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 15, 2018 Vet Online Supply, Inc. (the "Company") announced that its Board of Directors has determined that it is in the best interests of the Corporation to initiate a program to reacquire certain shares of stock from its stockholders, and to thereafter retire said shares as non-voting Treasury stock. The Corporation has approved a Share Repurchase Program (the "Program") to accomplish this.  The Corporation hereby will make an offer of redemption to its shareholders in accordance with the terms of the Program, a copy of which is  annexed hereto. The specific timing, price and size of purchases will depend on prevailing stock prices, general economic and market conditions, and other considerations.  The Program does not obligate the Company to acquire any particular amount of stock, and the Program may be suspended or discontinued at any time at the Company's discretion.
A copy of the Company's press release announcing the Program and the Program Offer are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.
Exhibit No.	Description
99.1 99.2	Press Release Announcing the Share Repurchase Share Repurchase Offer	Filed Herewith Filed Herewith

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company's expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "can," "will," "should," "could," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential," "targets," "goals," "projects," "outlook," "continue," "preliminary," "guidance," or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company, or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company's public filings with the SEC, which are available to the public at the SEC's website at www.sec.gov

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vet Online Supply, Inc.

Date: March 20, 2018	By:	/s/Daniel Rushford
Daniel Rushford
Chairman and CEO

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